UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2017

Whitestone REIT
(Exact name of registrant as specified in charter)

Maryland	001-34855	76-0594970
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 South Gessner, Suite 500
Houston, TX	77063
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 827-9595

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule #14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 20, 2017, Whitestone REIT (the “Company”) and Whitestone REIT Operating Partnership, L.P. (the “Operating Partnership”) entered into an underwriting agreement (the “Underwriting Agreement”) with SunTrust Robinson Humphrey, Inc., acting as representative of the several underwriters named in Schedule A thereto (collectively, the “Underwriters”), regarding the purchase and sale of an aggregate of 7,000,000 of the Company’s common shares, par value $0.001 per share (“Common Shares”), at a purchase price to the Underwriters of $12.48 per share. Pursuant to the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to an additional 1,050,000 Common Shares at the same purchase price per share and, on April 24, 2017, the Underwriters exercised such option with respect to 1,018,500 Common Shares. The Underwriting Agreement contains customary closing conditions and the parties have made certain customary representations, warranties and indemnifications to each other in the Underwriting Agreement. The Common Shares were offered and sold pursuant to a prospectus supplement, dated April 20, 2017, and a base prospectus, dated May 18, 2015, relating to the Company’s effective shelf registration statement on Form S-3 (File No. 333-203727). The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated April 20, 2017, by and among Whitestone REIT, Whitestone REIT Operating Partnership, L.P. and SunTrust Robinson Humphrey, Inc.

5.1	Opinion of Morrison & Foerster LLP regarding the legality of shares.

8.1	Opinion of Morrison & Foerster LLP regarding certain tax matters.

23.1	Consent of Morrison & Foerster LLP (included in Exhibits 5.1 and 8.1).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Whitestone REIT

Date:	April 25, 2017	By:	/s/ David K. Holeman
David K. Holeman
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated April 20, 2017, by and among Whitestone REIT, Whitestone REIT Operating Partnership, L.P. and SunTrust Robinson Humphrey, Inc.

5.1	Opinion of Morrison & Foerster LLP regarding the legality of shares.

8.1	Opinion of Morrison & Foerster LLP regarding certain tax matters.

23.1	Consent of Morrison & Foerster LLP (included in Exhibits 5.1 and 8.1).